Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2022-AB2, LLC, Asset-Backed Notes, Series 2022-1. SHAP 2018-1, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Issuance Data File and Reinvestment Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Issuance Data File and the Reinvestment Data File. Additionally, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Nomura Securities International, Inc. and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Issuance Data File and Reinvestment Data File, and communicated differences prior to being provided the final Issuance Data File and final Reinvestment Data File, which were subjected to the procedures described below.

Agreed-Upon Procedures

Representatives of the Company provided us with (i) on February 2, 2022, a computer generated mortgage asset data file and related record layout (the “Issuance Data File”) containing data, as represented to us by the Company, as of the close of business December 31, 2021, with respect to 1,077 mortgage loans (the “Issuance Mortgage Loans”) and (ii) on February 2, 2022, a computer generated mortgage asset data file and related record layout (the “Reinvestment Data File”) containing data, as represented to us by the Company, as of the close of business December 31, 2021, with respect to 630 mortgage loans (the “Reinvestment Mortgage Loans” and, together with the Issuance Mortgage Loans, the “Mortgage Loans” ).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Issuance Data File and Reinvestment Data File, as applicable, and indicated below.

Characteristics

1	Subservicer ID (for informational purposes only)	34	ARM Rate Change Frequency
2	WAM ID (for informational purposes only)	35	ARM Next Rate Adjustment Date
3	Subservicer	36	ARM Rate Ceiling*
4	Issuance or Reinvestment	37	Property Type
5	Intended Servicing Strategy	38	Property Unit Count*
6	Property Address	39	Manufactured Home
7	Property City	40	Occupancy Status
8	Property State	41	Borrower First Name
9	Property Zip Code	42	Borrower Last Name
10	Loan Status	43	Borrower Birth Date
11	Product Type	44	Borrower Death Date
12	Initial Advance*	45	Borrower Gender
13	Total Current UPB	46	Coborrower First Name
14	Initial Advance Limit	47	Coborrower Last Name
15	Total Advance Limit	48	Coborrower Birth Date
16	Current Net Principal Limit*	49	Coborrower Death Date
17	Current Life Expectancy Set-Aside Amount*	50	Coborrower Gender
18	Payment Type*	51	Non Borrowing Spouse*
19	Current Net Line of Credit	52	Bankruptcy Filed Date*
20	Term Payments Remaining*	53	Bankruptcy Discharge Date*
21	Term/Tenure Monthly Payment*	54	Bankruptcy Dismiss Date*
22	Closing Date	55	Bankruptcy Motion For Relief Granted Date*
23	MIC Endorsement Date	56	Bankruptcy Status
24	Maximum Claim Amount	57	Bankruptcy Type*
25	MCA Percentage	58	Original Appraisal Date
26	Current Interest Rate	59	Original Appraisal Amount
27	Debenture Rate	60	Most Recent Valuation
28	MIP Rate	61	Most Recent Valuation Date
29	Servicing Fee	62	Most Recent Valuation Type
30	Interest Type	63	FHA Case Number
31	Original Interest Rate	64	Normal Method of Foreclosure
32	Interest Index	65	Borrower Age
33	Interest Margin	66	Coborrower Age

*For Issuance Mortgage Loans only

We compared Characteristics 3. through 64. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business December 31, 2021 (collectively, the “Servicer System File”).

With respect to Characteristic 65., we recomputed the Borrower Age as the number of years between (i) the borrower birth date (as set forth on the Servicer System File) and (ii) December 31, 2021.

With respect to Characteristic 66., we recomputed the Coborrower Age as the number of years between (i) the co borrower birth date (as set forth on Servicer System File) and (ii) December 31, 2021.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Issuance Data File and Reinvestment Data File, as applicable, were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Issuance Data File and Reinvestment Data File, as applicable, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Issuance Data File and Reinvestment Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 3, 2022